SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): July 20, 2004


                        EverTrust Financial Group, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Washington                     0-26993             91-1613658
---------------------------       ---------------       ----------------
State or other jurisdiction         Commission          (I.R.S. Employer
    of incorporation                File Number         Identification No.)


2707 Colby Avenue, Suite 600, Everett, Washington                 98201
-------------------------------------------------           ----------------
   (Address of principal executive offices)                     (Zip Code)


    Registrant's telephone number (including area code)  (425) 258-3645


                                 Not Applicable
------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

      (c)  Exhibits
           --------

               99.1    Press Release dated July 20, 2004.

Item 12. Results of Operations and Financial Condition
------------------------------------------------------

     On July 20, 2004, EverTrust Financial Group, Inc. issued its earnings
release for the quarter ended June 30, 2004.   A copy of the earnings release
is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

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                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                EVERTRUST FINANCIAL GROUP, INC.



DATE: July 20, 2004             By: /s/ Jeffrey R. Mitchell
                                   ---------------------------------
                                   Jeffrey R. Mitchell
                                   Vice President and Chief Financial Officer

                                 Exhibit 99.1

      Press Release of EverTrust Financial Group, Inc. on July 20, 2004



FOR IMMEDIATE RELEASE                                   Contact:  Brad Ogura
                                              EverTrust Financial Group Inc.
                                                                425/258-0380

          EverTrust Financial Group Reports First Quarter Results

July 20, 2004 -- Everett, WA -- EverTrust Financial Group, Inc. (Nasdaq: EVRT) today reported net income of $2.0 million, or $0.28 per diluted share for the quarter ending June 30, 2004. Excluding merger-related costs, net income for the quarter ending June 30, 2004 would have been $2.2 million, or $0.31 per diluted share, which reflects an increase in net income from the year-earlier period of $2.0 million, or $0.26 per diluted share.

As announced on June 25, 2004, KeyCorp (NYSE: KEY) and EverTrust Financial Group have signed a definitive agreement that provides for the acquisition of EverTrust by KeyCorp. The transaction, subject to approval by EverTrust shareholders and by appropriate regulators, is expected to close in the quarter ending December 31, 2004.

At June 30, 2004, EverTrust Financial Group's total assets were $769.0 million as compared to $770.1 million at March 31, 2004. Total equity at June 30, 2004 was $91.2 million (book value of $13.23 per share) compared to total equity of $90.6 million at March 31, 2004. At June 30, 2004, EverTrust Financial had 6,892,660 shares outstanding. No shares of EverTrust were repurchased during the quarter under the Company's current stock repurchase plan.

Net interest income was $7.1 million for the quarter ended June 30, 2004 as compared to $6.7 million for the year-earlier quarter. Loans receivable, net, were $658.8 million at June 30, 2004, as compared to $661.8 million at March 31, 2004. Loan originations, primarily commercial real estate lending, totaled $164.4 million for the quarter ended June 30, 2004.

The net interest margin for the quarter ended June 30, 2004 was 3.73% as compared to 3.83% a year earlier, and 3.82% for the quarter ended March 31, 2004.

For the quarter ended June 30, 2004, the provision for loan losses was $100,000 compared to $175,000 for the year-earlier quarter. Total nonperforming assets at June 30, 2004 were $615,000 or 0.08% of total assets, compared to $228,000 or 0.03% of total assets at June 30, 2003, and $4.4 million or 0.56% of total assets at March 31, 2004. The allowance for loan losses as a percent of gross loans receivable was 1.37% at June 30, 2004, as compared to 1.35% at March 31, 2004.

                                    Page 1

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Total deposits at June 30, 2004 were $553.9 million as compared to $546.4 million at March 31, 2004. At June 30, 2004 the deposit mix included 47% fixed-rate certificates of deposit and 28% money market accounts, with the remainder from noninterest bearing accounts, savings accounts and demand
deposit accounts.   The Company continues to focus on generating core
deposits, and transaction account balances grew 4% from the prior quarter and 35% from the prior year as a result of this effort.

Noninterest income for the current quarter was $1.9 million as compared to $1.6 million for the quarter one-year earlier.

Noninterest expenses for the quarter ended June 30, 2004 were $5.7 million as compared to $5.2 million one-year earlier. Noninterest expenses in the current quarter included merger-related costs of $323,000. The Company expects to incur additional related expenses until the transaction is completed. The efficiency ratio, including merger-related costs, was 63.5% for the quarter (59.8% without these costs) compared to 57.9% in the prior quarter and 62.3% in the year-earlier quarter.

EverTrust Financial Group is a diversified financial services holding company (regulated by the Federal Reserve) that serves the Puget Sound region of Washington state through its EverTrust Bank of Washington branches in Seattle, Bellevue, and Snohomish County; Commercial Mortgage Banking Group office in Tacoma, EverTrust Asset Management office in Seattle, and a commercial mortgage loan production office in Portland, Oregon..

For additional information, visit EverTrust Financial Group at www.EVRTonline.com.

Forward-looking Statements Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may therefore involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from these suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, interest rate fluctuations, changes in residential mortgage patterns, economic conditions both nationally and in the Company's local market areas, success of new products, non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports, particularly the Form 10-K filed with the Securities and Exchange Commission.

                         -financial tables follow-

EVERTRUST FINANCIAL GROUP, INC. - Key Financial Ratios

                                                         Three Months
                                                         Ended June 30,
                                                       2004        2003
                                                      ------      ------
KEY FINANCIAL RATIOS:
                                                          (Unaudited)
 Performance Ratios:
 Return on average assets (1)                          1.06%       1.10%
 Return on average equity (2)                          8.89%       8.42%
 Equity-to-assets ratio (3)                           11.90%      13.09%
 Interest rate spread (4)                              3.40%       3.39%
 Net interest margin (5)                               3.73%       3.83%
 Average interest-earning assets to average
  interest-bearing liabilities                       116.38%     117.62%
 Other operating expenses as a percent of
  average total assets                                 2.94%       2.92%
 Efficiency ratio (6)                                 63.46%      62.25%
 Non interest income as a percent of net revenue      20.96%      19.71%

 Asset Quality Ratios:
 Nonaccrual and 90 days or more past due
  loans as a percent of total loans, net               0.09%       0.04%
 Nonperforming assets as a percent of total assets     0.08%       0.03%
 Allowance for losses as a percent of gross
  loans receivable                                     1.37%       1.52%
 Allowance for loan losses as a percent of
  nonperforming loans                               1487.23%    3980.83%
 Net charge-offs (recoveries) to average
  outstanding loans                                    0.00%       0.01%

-------------------------
(1) Net earnings divided by average total assets.
(2) Net earnings divided by average equity.
(3) Average equity divided by average total assets.
(4) Difference between weighted average yield on interest-earning assets and weighted average rate on interest-bearing liabilities.
(5) Net interest income as a percentage of average interest-earning assets.
(6) Total other operating expenses divided by total net interest income (on a tax-equivalent basis) before provision for loan losses plus total other operating income.

Allowance for Loan Losses:

                                            Quarter Ended
                         ----------------------------------------------------
                         06/30/04   03/31/04   12/31/03   09/30/03   06/30/03
                         --------   --------   --------   --------   --------
Allowance at beginning
 of period                $ 9,046    $ 8,973    $ 8,747    $ 9,086    $ 8,979
Provision for loan losses     100        100        250          0        175
Charge-offs                    (2)       (34)       (69)      (353)       (73)
Recoveries                      4          7         45         14          5
                          -------    -------    -------    -------    -------
  Balances at end of
   period                 $ 9,148    $ 9,046    $ 8,973    $ 8,747    $ 9,086
                          =======    =======    =======    =======    =======

                       EverTrust Financial Group, Inc.
                Consolidated Statements of Financial Condition
                          June 30 and March 31, 2004

           (Dollar amounts in thousands, except per share amounts)

                                                    June 30,      March 31,
                                                      2004           2004
                                                    ----------------------
ASSETS                                              Unaudited

Cash and cash equivalents, including interest
 bearing deposits of $555 and $1,000                $ 19,123      $ 14,995
Securities available for sale, amortized cost
 of $67,619 and $66,914                               66,889        67,567
Securities held to maturity, fair value of $2,305
 and $2,419                                            2,229         2,311
Federal Home Loan Bank stock, at cost                  6,716         6,650
Loans receivable, net of allowances of $9,148
 and $9,046                                          658,780       661,756
Loans held for sale, fair value of $650 and $907         643           886
Accrued interest receivable                            3,337         3,301
Premises and equipment, net                            6,874         7,206
Other real estate owned                                    -           375
Prepaid expenses and other assets                      4,429         5,025

                                                    ----------------------
     Total Assets                                   $769,020      $770,072
                                                    ======================

LIABILITIES AND EQUITY

LIABILITIES:
  Deposit accounts                                  $553,852      $546,388
  Federal Home Loan Bank advances and other
   borrowings                                        120,117       128,531
  Accounts payable and other liabilities               3,876         4,574

                                                    ----------------------
     Total Liabilities                               677,845       679,493

COMMITMENTS AND CONTINGENCIES

EQUITY:
  Common stock - no par value, 73,500,000 shares
   authorized, 6,892,660 shares and 6,890,160
   shares outstanding at June 30, and March 31,
   2004, respectively                                 23,845        23,819
  Retained earnings                                   68,017        66,738
  Shares held in trust for stock-related
   compensation plans                                   (205)         (409)
  Accumulated other comprehensive income                (482)          431

                                                    ----------------------
     Total Equity                                     91,175        90,579
                                                    ----------------------

Total Liabilities and Equity                        $769,020      $770,072
                                                    ======================

Book value per common share                         $  13.23      $  13.15

EverTrust Financial Group, Inc.
Consolidated Statements of Operations
For the Three Months ended June 30, 2004 and 2003
(Dollar amounts in thousands, except per share amounts)

                                        Three Months Ended June 30,
                                            2004         2003
                                           ------       ------
                                               (Unaudited)
INTEREST INCOME:

  Loans receivable                       $   10,261     $   10,505
  Investment securities:
    Taxable interest income                     521            442
    Tax-exempt interest income                   19             43
    Dividend income                              66             86
                                         -------------------------
      Total investment security income          606            571
                                         -------------------------
      Total interest income                  10,867         11,076
INTEREST EXPENSE:
  Deposit accounts                            2,639          3,097
  Federal Home Loan Bank advances
   and other borrowings                       1,178          1,284
                                         -------------------------
      Total interest expense                  3,817          4,381
                                         -------------------------
      Net interest income                     7,050          6,695
PROVISION FOR LOAN LOSSES                       100            175
                                         -------------------------
      Net interest income after
       provision for loan losses              6,950          6,520
NONINTEREST INCOME:
  Loan service fees                             753            695
  Gain on sale of securities                      -              2
  Gain on sale of loans                         337            301
  Other, net                                    780            646
                                         -------------------------
      Total noninterest income                1,870          1,644
                                         -------------------------
NONINTEREST EXPENSES:
  Salaries and employee benefits              3,002          3,152
  Occupancy and equipment                       742            710
  Information processing costs                  369            376
  KeyCorp merger costs                          323              -
  Other, net                                  1,231            967
                                         -------------------------
      Total noninterest expenses              5,667          5,205
                                         -------------------------
      Earnings before federal income taxes    3,153          2,959
FEDERAL INCOME TAXES                          1,116            994
                                         -------------------------
NET INCOME                               $    2,037     $    1,965
                                         =========================

Net income per common share - basic      $     0.30     $     0.28
                                         =========================
Net income per common share - diluted    $     0.28     $     0.26
                                         =========================

Weighted average shares outstanding -
 basic                                    6,782,740      6,990,670
Weighted average shares outstanding -
 diluted                                  7,258,185      7,498,660

Dividends paid per share                 $    0.110     $    0.080

EverTrust Financial Group, Inc.
Yield and Margin Calculations (dollar amounts in thousands)
For the Three Months Ended June 30, 2004 and 2003
             (Unaudited)

                                         Three Months Ended June 30,
                         ----------------------------------------------------
                                   2004                        2003
                         ------------------------   -------------------------
                                 Interest                   Interest
                         Average   and     Yield/   Average    and     Yield/
                         Balance Dividends  Cost    Balance Dividends   Cost
                         ------- --------- ------   ------- ---------  ------
                                       (Dollars in Thousands)

Interest-earning assets:
  Loans receivable (1)  $678,080  $10,261   6.05%   $617,336  $10,505   6.81%
  Investment securities   70,150      539   3.07%     44,335      398   3.59%
  Federal Home Loan
   Bank stock              6,650       66   3.97%      6,335       83   5.24%
  Cash and cash
   equivalent                455        1   0.88%     30,976       90   1.16%
                        ------------------------    ------------------------
    Total interest-
     earning assets      755,335   10,867   5.75%    698,982   11,076   6.34%
                                  --------------              --------------

Noninterest-earning
 assets                   15,401                      14,146
                        --------                    --------

    Total average
     assets             $770,736                    $713,128
                        ========                    ========

Interest-bearing
 liabilities:
  Savings accounts      $ 12,996  $    18   0.55%   $ 12,736  $    26   0.82%
  Checking accounts       97,458      237   0.97%     70,293      195   1.11%
  Money market deposit
   accounts              154,639      462   1.20%    132,855      491   1.48%
  Time deposits          259,257    1,922   2.97%    279,343    2,385   3.42%
                        ------------------------    ------------------------
    Total deposits       524,350    2,639   2.01%    495,227    3,097   2.50%
  Borrowings             124,697    1,178   3.78%     99,067    1,284   5.18%
                        ------------------------    ------------------------
    Total interest-
     bearing
     liabilities         649,047    3,817   2.35%    594,294    4,381   2.95%
                                  --------------              --------------

Noninterest-bearing
 liabilities              29,997                      25,504
                        --------                    --------

    Total average
     liabilities         679,044                     619,798

Average equity            91,692                      93,330
                        --------                    --------

    Total liabilities
     and equity         $770,736                    $713,128
                        ========                    ========

Net interest income               $ 7,050                     $ 6,695
                                  =======                     =======
Interest rate spread                        3.40%                       3.39%
                                          ======                      ======
Net interest margin                         3.73%                       3.83%
                                          ======                      ======
Ratio of average
 interest-earning
 assets to average
 interest-bearing
 liabilities                              116.38%                     117.62%
                                          ======                      ======

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